Exhibit 10.2

AMENDMENT TWO TO THE

EXCLUSIVE LICENSE

(CMCC Agreement #6748)

This second amendment (“Amendment Two”) is made and entered into as of August 29, 2017 (the “Effective Date”) by and between Children’s Medical Center Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having offices located at 300 Longwood Avenue, Boston, MA (“CMCC”) and InVivo Therapeutics Corporation, a business corporation organized and existing under the laws of the State of Delaware and having its principal office at One Kendall Square, Suite B14402, Cambridge, MA 02139 (“Licensee”).

WHEREAS, CMCC and Licensee have entered into that certain Exclusive License Agreement with an effective date of July 2, 2007 and Amendment Number One on May 12, 2011 (collectively the “Agreement”);

WHEREAS CMCC and Licensee wish to amend such Agreement as set forth in this Amendment Two; and

WHEREAS the Agreement otherwise remains unchanged.

In consideration of these premises and of the mutual promises set forth below, the parties agree to amend the Agreement as follows:

Amendment to the Agreement:

1.           Appendix 1A shall be deleted in its entirety and replaced with Appendix 1A of this Amendment Two.

2.          Appendix 1B shall be deleted in its entirety and replaced with Appendix 1B of this Amendment Two.

3.           Licensee has declined to pay the patent annuities and maintenance fees for certain licensed patent applications contained under Patent Rights as identified in Appendix IA of this Amendment Two. CMCC and MIT acknowledge Licensee’s surrender of rights in such patent applications pursuant to Amendment One, Paragraph 6 replacing Article VI Paragraph B of the Agreement, and acknowledge that Licensee has no further obligations with respect to such surrendered patent applications. For the avoidance of doubt, a license to US Patent No. 9,173,732 remains subsisting under the Agreement, the ‘732 patent being the U.S. counterpart of several foreign applications that were surrendered by the Licensee pursuant to the Agreement. Rights in the surrendered patent application in Appendix II shall be governed by Amendment One, Paragraph 6 amending Article VI Patent Prosecution, Paragraph B. of the Agreement.

4.          The parties agree that as of the Effective Date of the Second Amendment, the $100,000 Milestone payment referenced in Article IV(c) of the Agreement is hereby due to CMCC and shall be paid by Licensee to CMCC within thirty (30) days of the Effective Date of the Second Amendment.

5.          The parties acknowledge that Licensee has provided to CMCC the Commercialization Plan as defined in Article III, Paragraph B of the Agreement.

6.          Upon execution, this Amendment Two shall be made a part of the Agreement and shall be incorporated therein. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

7.          This Amendment Two may be executed by facsimile or a portable document format (PDF) and in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereunto have duly executed this Amendment Two by their respective authorized signatory.

CHILDREN’S MEDICAL CENTER CORPORATION		INVIVO THERAPEUTICS CORPORATION

By	/s/ August Cervini	By	/s/ Mark D. Perrin
	August Cervini		Mark D. Perrin
	VP, Research Administration		Chief Executive Officer and Chairman

Date	8/29/17	Date	August 9, 2017

Appendix 1A: Patent Rights

The following patents and patent applications based on CMCC case 1455 (M.I.T. Case

Number 12084) and CMCC case 1456 (M.I.T. Case 13490Q):

Country	Serial Number	Filing Date	Status	Issue Date
U.S.	60/794,986	4/25/2006	Expired
U.S.	11/789,538	4/25/2007	Issued	8,377,463
U.S.	12/186,346	8/5/2008	Issued	9,173,732
U.S.	14/496,742	09/25/2014	Issued	9,101,695
U.S.	14/177,888	02/11/2014	Issued	8,858,966
U.S.	14/694,466	04/23/2015	Issued	9,440,008
U.S.	13/741,901	01/15/2013	Issued	8,685,434
U.S.	15/229,551	08/05/2016	Pending
PCT	PCT/US08/72226	8/5/2008	Expired
Australia	2008360388	8/5/2008	Surrendered
Brazil	PI0709638‑0	8/5/2008	Pending
Canada	2733252	8/5/2008	Surrendered
China	200880131305.9	8/5/2008	Surrendered
India	201648000170	8/5/2008	Pending
Japan	2009‑507940	8/5/2008	Issued	5340917
Singapore	201100824‑0		Surrendered
Singapore	200807854‑5
South Korea	10‑2011‑7005148	8/5/2008	Surrendered	00/00/00
EPO	EP-TBA	8/5/2008	Pend	00/00/00

PCT	PCT/US07/067403	4/25/2007	Expired
Australia	2007244813	4/25/2007	Issued	2007244813
Brazil	PI 0709638‑0	10/23/2008	Pending
Canada	2650804	4/25/2007	Pending
China	200780022752.6	4/25/2007	Lapsed
India	5785/CHENP/2008	10/24/2008	Pending
Japan	2013‑086578	10/23/2008	Issued	5746726
EPO	7761270.3	4/25/2007	Pending
Hong Kong	9106081.8	4/25/2007	Pending
Korea	10‑2015‑7005577	03/03/2015	Pending
Japan	2015‑095932	05/08/2015	Pending
Australia	2012227370	09/27/2012	Issued	2012227370
Korea	10‑2014‑7024979	09/04/2014	Pending
Australia	2015271864		Pending
Korea	10‑2008‑7028672		Lapsed
Korea	10‑2013‑7032762		Lapsed
Japan	2011‑522037		Surrendered
Korea	2016‑7004639		Pending
Canada	2936333		Pending
Korea	20167024587		Pending

Appendix 1B: Additional Patent Rights

I.          United States Patents and Applications

CMCC Case No. 23 (M.I.T. Case No. 4973) (Expired)

United States of America Patent No. 5804178, Issued September 8, 1998

“IMPLANTATION OF CELL-MATRIX STRUCTURE ADJACENT MESENTERY, OMENTUM OR PERITONEUM TISSUE”

by Linda G. Griffith, Lynt Johnson, Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 25 (M.I.T. Case No. 5573) (Expired)

United States of America Patent No. 5514378, Issued May 7, 1996

“BIOCOMPATIBLE POLYMER MEMBRANES AND METHODS OF PREPARATION OF THREE DIMENSIONAL MEMBRANE STRUCTURES”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

CMCC Case Nos. 20 and 30 (M.I.T. Case No. 4279) (Expired)

United States of America Patent No. 5759830, Issued June 2, 1998

United States of America Patent No. 5770417, Issued June 23, 1998

“THREE-DIMENSIONAL FIBROUS SCAFFOLD CONTAINING ATTACHED CELLS FOR PRODUCING VASCULARIZED TISSUE IN VIVO”

by Robert S. Langer and Joseph P. Vacanti

United States of America Patent No. 5770193, Issued June 23, 1998

“PREPARATION OF THREE-DIMENSIONAL FIBROUS SCAFFOLD CONTAINING ATTACHED CELLS FOR PRODUCING VASCULARIZED TISSUE IN VIVO”

by Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 26 (M.I.T. Case No. 5729)

United States of America Patent No. 6309635, Issued October 30, 2011 (Expires December 30, 2018)

“PREVASCULARIZED POLYMERIC IMPLANTS FOR ORGAN TRANSPLANTATION”

by James C. Gilbert, Donald E. Ingber, Robert S. Langer, James E. Stein and Joseph P. Vacanti

CMCC Case No. 389 (M.I.T. Case No. 6560) (Expired)

United States of America Patent No. 7462471, Issued December 9, 2008

“POROUS BIODEGRADABLE POLYMERIC MATERIALS FOR CELL TRANSPLANTATION”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

CMCC Case No. 415 (M.I.T. Case No. 6798)

United States of America Patent No. 6281015, Issued August 28, 2001 (Expires August 28, 2018)

“LOCALIZED DELIVERY OF FACTORS ENHANCING SURVIVAL OF TRANSPLANTED CELLS”

by Robert S. Langer, David J. Mooney and Joseph P. Vacanti

CMCC Case No. 505 (M.I.T. Case No. 7138) (Expired)

United States of America Patent No. 6095148, Issued August 1, 2000

“NEURONAL STIMULATION USING ELECTRICALLY CONDUCTING POLYMERS”

by Robert S. Langer, Christine E. Schmidt, Venkatram P. Shastri and Joseph P. Vacanti

M.I.T. Case No. 6984 (Expired)

United States of America Patent No. 5654381, Issued August 5, 1997

“FUNCTIONALIZED POLYESTER GRAFT COPOLYMERS”

by Jeffrey S. Hrkach, Robert S. Langer and Noah Lotan

M.I.T. Case No. 13525 (CMCC Case No. 26) (Expired)

United States of America Patent No. 6689608, Issued February 10, 2004

United States of America Serial No. 12/218448, Filed July 15, 2008

“POROUS BIODEGRADABLE POLYMERIC MATERIALS FOR CELL TRANSPLANTATION”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

II.         International (non-U.S.) Patents and Applications

CMCC Case No. 26 (M.I.T. Case No. 5729) (Expired)

European Patent Convention Patent No. 0610423, Issued May 7, 1997

Japan Patent No. 3524919, Issued February 20, 2004

Austria Patent No. 0610423, Issued May 7, 1997

Belgium Patent No. 0610423, Issued May 7, 1997

France Patent No. 0610423, Issued May 7, 1997

Germany Patent No. 69219613, Issued May 7, 1997

Italy Patent No. 0610423, Issued May 7, 1997

Luxembourg Patent No. 0610423, Issued May 7, 1997

Netherlands Patent No. 0610423, Issued May 7, 1997

Sweden Patent No. 0610423, Issued May 7, 1997

United Kingdom Patent No. 0610423, Issued May 7, 1997

“PREVASCULARIZED POLYMERIC IMPLANTS FOR ORGAN TRANSPLANTATION”

by James C. Gilbert, Donald E. Ingber, Robert S. Langer, James E. Stein and Joseph P. Vacanti

CMCC Case No. 30 (M.I.T. Case No. 4279) (Expired)

Canada Patent No. 1340581, Issued June 8, 1999

“CHIMERIC NEOMORPHOGENESIS OF ORGANS BY CONTROLLED CELLULAR IMPLANTATION USING ARTIFICIAL MATRICES”

by Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 415 (M.I.T. Case No. 6798) (Expired)

European Patent Convention Patent No. 0794790, Issued April 17, 2002

Japan Patent No. 4361134, Issued August 21, 2009

Canada Patent No. 2207286, Issued October 7, 2003

Ireland Patent No. 0794790, Issued April 17, 2002

Belgium Patent No. 0794790, Issued April 17, 2002

Switzerland Patent No. 0794790, Issued April 17, 2002

Germany Patent No. 0794790, Issued April 17, 2002

Denmark Patent No. 0794790, Issued April 17, 2002

Spain Patent No. 0794790, Issued April 17, 2002

France Patent No. 0794790, Issued April 17, 2002

Austria Patent No. 0794790, Issued April 17, 2002

Greece Patent No. 3039884, Issued April 17, 2002

Sweden Patent No. 0794790, Issued April 17, 2002

Italy Patent No. 0794790, Issued April 17, 2002

Luxembourg Patent No. 0794790, Issued April 17, 2002

Monaco Patent No. 0794790, Issued April 17, 2002

Netherlands Patent No. 0794790, Issued April 17, 2002

Portugal Patent No. 0794790, Issued April 17, 2002

United Kingdom Patent No. 0794790, Issued April 17, 2002

“LOCALIZED DELIVERY OF FACTORS ENHANCING SURVIVAL OF TRANSPLANTED CELLS”

by Robert S. Langer, David J. Mooney and Joseph P. Vacanti

CMCC Case No. 505 (M.I.T. Case No. 7138) (Expired)

New Zealand Patent No. 321886, Issued June 8, 2000

Japan Patent No. 4451929, Issued February 5, 2010

South Korea Serial No. 98‑703320, Filed October 31, 1996

Australia Patent No. 720275, Issued September 11, 2000

Canada Serial No. 2236749, Filed October 31, 1996

Japan Serial No. 2008‑287194, Filed October 31, 1996

Japan Serial No. 2009‑244981, Filed October 31, 1996

“NEURONAL STIMULATION USING ELECTRICALLY CONDUCTING POLYMERS”

by Robert S. Langer, Christine E. Schmidt, Venkatram P. Shastri and Joseph P. Vacanti